

CORBUS PHARMACEUTICALS™

Targeting CB1 and CB2 for Human Therapeutics

NYAS Targeting the Endocannabinoid System for Treatment of Human Diseases

Barbara White, MD
Chief Medical Officer and Head of Research

27 JAN 2021

Barbara White Disclosures

- Corbus Pharmaceuticals, Inc. – employee, stock owner
- Will discuss investigational agents that are not approved for human therapeutic use in any disease by any regulatory agency

CB1 Agonists

Some approved therapeutic uses of CB1 agonists and cannabidiol

Dronabinol (synthetic THC)


5 mg
MARINOL


SYNDROS

Nabilone (synthetic THC-like)


NDC 0037-1221-50
Cesamet
(Nabilone Capsules)
1 mg


28 Kapseln N1
Canemes
1 mg Kapseln
Nabilon

Supportive Care

- Anorexia, weight loss (HIV/AIDS)
- Nausea and vomiting from chemotherapy

Nervous System Diseases

- Muscle spasticity from multiple sclerosis
- Rare childhood epilepsy (Lennox-Gastaut syndrome or Dravet syndrome)

Genetic Diseases

- Tuberous sclerosis complex

Nambiximols (plant-based THC/CBD)



Cannabidiol (plant-based)


Epidiolex
100mg/mL
Oral Solution

CB1 Antagonists/ Inverse Agonists

Some reported potential therapeutic uses of CB1 antagonists/inverse agonists

Rimonabant (CB1 inverse agonist, withdrawn 2008)


ACOMPLIA® 20mg
film-coated tablets
rimonabant
0800 121 8009
28 film-coated tablets
sanofi aventis

Metabolic diseases

- Weight-loss (previous approval)
- Diabetes[1]
- Diabetic nephropathy[1]
- Diabetic retinopathy[2]
- Metabolic syndrome[3]
- NASH[4]

Fibrotic diseases

- Lung fibrosis[5]
- Cardiac fibrosis[6]
- Renal fibrosis[7]
- Liver fibrosis[8]

Other diseases

- Ascites[9]
- Cognitive defects[10]
- Prader-Willi syndrome[11]
- Smoking cessation[12]
- Alcohol dependence[13]

[1] Nam, Endocrinology 2012:153:1387; [2] El-Remessy, Diabetologia 2011;54:1567; [3] Hirsh and Tam, Toxins (Basel) 2019;11:275; [4] Chen, Immun Inflamm Dis 2020;8:544; [5] Cinar, JCI Insight 2017;20:e92281; [6] Lin, J Biol Chem 2003;85:249; [67]Dao J Cell Mol Med 2019;23:7279; [8] Kunos, J Med Chem 2017, 60:1126; [9] Domencicali, Gastroenterology 2009; 137:341; [10] Navarro-Romero, Neurobiol Dis 2019;125:92; [11] Knani, Mol Meta 2016;5:1187; [12] Robinson Addiction Biology 2018;23:291; [13] George, Psychopharmacology 2010' 208:37;

Novel Corbus CB1 inverse agonists with limited blood-brain barrier penetration

- Inhibit CB1 which regulates metabolism, inflammation, and fibrosis
- **Must limit brain exposure** because of on-target AEs of anxiety and suicidality



μg./mL or μg/g
4
2
0
Plasma
Brain

Plasma and brain levels of rimonabant 30 minutes post 20 mg/kg IP injection. Han, FASEB J 2018; 33:4314



Plasma levels
ng/mL
10000
1000
100
10
1
0.1
0
4
8
12
16
20
24
Time (hr)
Cmpd A
Cmpd B
Cmpd C
Cmpd D
Cmpd E
Brain levels
ng/g
10000
1000
100
10
1
0.1
0
6
12
18
24
30
36
42
48
54
60
66
72
Time (hr)

Mice received single 10 mg/kg dose orally, n = 3 per time point

Some novel CB1 inverse agonists have low brain:plasma ratios

Corbus CB1 inverse agonists are active in diet-induced obesity model



Vehicle 2
Pioglitazone 30 mg/kg QD
Rimonabant 10 mg/kg QD
Body Weight change (%)
110
100
90
80
0 2 4 6 8 10 12 14 16 18 20 22 24
**
Time (day)
Vehicle 1
Cmpd C 5 mg/kg BID
Cmpd C 10 mg/kg BID
Cmpd D 5 mg/kg BID
Cmpd D 10 mg/kg BID
Body Weight change (%)
110
100
90
80
0 2 4 6 8 10 12 14 16 18 20 22 24
*
**
**
Time (day)

* P ≤ 0.05, ** P ≤ 0.01

Mice received a high fat diet for 28 days to induce obesity and glucose intolerance, then continued to receive high fat diet plus received oral compounds for 21 days, n = 3 per time point. Day 0 = start of investigational compounds. Note that 1 hour after last dose, the brain: plasma ratio for Cmpd C was 0.04 (5 mg/kg) and 0.022 (10 mg/kg) and for Cmpd D was 0.04 for both doses. Overall Cmpd D gave exposures that were ~7-12 fold lower than exposures for the same dose of Cmpd D.

CB1 inverse agonists preferentially limited to peripheral tissues have weight loss activity

Corbus CB1 inverse agonists improve glucose tolerance



Vehicle 1
Cmpd C 5 mg/kg BID
Cmpd C 10 mg/kg BID
Cmpd D 5 mg/kg BID
Cmpd D 10 mg/kg BID
Glucose, mg/dL
300
200
100
Basal
30
60
90
120
Time, Minutes



Vehicle 2
Pioglitazone 30 mg/kg QD
Rimonabant 10 mg/kg QD
Glucose, mg/dL
300
200
100
Basal
30
60
90
120
Time, Minutes

* P ≤ 0.05 vs Vehicle 1, ** P ≤ 0.01 vs Vehicle 1, ## P ≤ 0.01 vs Vehicle 2

Mice received a high fat diet for 28 days to induce obesity and glucose intolerance, then continued to receive high fat diet plus received oral compounds for 21 days. Oral glucose challenge was done on Day 21, N = 3 per time point

CB1 inverse agonists preferentially limited to the periphery improve glucose tolerance

CB2 Agonists

Some reported potential therapeutic uses of CB2 agonists

Autoimmune Diseases

- Systemic sclerosis[1]
- Dermatomyositis[2]
- Rheumatoid arthritis
- Inflammatory bowel disease
- Idiopathic thrombocytopenia purpura

Fibrotic Diseases

- Skin fibrosis
- Lung fibrosis
- Liver fibrosis
- Renal fibrosis
- Heart fibrosis
- Myocardial infarction

Cancer

- Anti-tumor activity
- Anti-metastasis
- Chemo-induced cardiomyopathy
- Chemo-induced ototoxicity

CNS Diseases

- ALS
- Multiple sclerosis
- Alzheimer's disease

Other

- Cystic fibrosis
- Atopic dermatitis
- Interstitial cystitis
- Acute pancreatitis, chronic pancreatitis
- Ischemic reperfusion injury
- Traumatic brain injury
- Acute lung injury
- Osteoporosis

CB2 agonists may provide therapeutic options to immunosuppressive treatments for chronic inflammatory and fibrotic diseases

- CB2 are expressed on activated immune cells and fibroblasts
- CB2 agonists reduce production of pro-inflammatory mediators and activate resolution of inflammation
- CB2 agonists reduce production of pro-fibrotic growth factors, myofibroblast transformation, and collagen production
- Lenabasum is a synthetic, selective CB2 agonist



IN SILICO BINDING OF LENABASUM (PURPLE) TO CB2

Systemic sclerosis is a rare, debilitating and life-threatening autoimmune disease characterized by inflammation & fibrosis


TRIGGERING EVENT
IMMUNE & FIBROBLAST ACTIVATION
INFLAMMATION
Chronic & systemic
FIBROSIS
PROGRESSIVE VASCULAR DAMAGE
TISSUE ISCHEMIA & HYPOXIA
ORGAN DAMAGE







Patient images provided by the Scleroderma Foundation

CB2 knock-out mice develop systemic sclerosis-like disease

CB2-/- mice exposed to hypochlorite, which generates oxygen radicals, fail to resolve innate immune response with persistent inflammation, autoimmunity (anti-DNA topoisomerase I antibodies), increased fibroblast proliferation, and excessive skin and lung fibrosis[1]


Lung
Skin
CB2+/+
CB2-/-
CB2+/+
CB2-/-
CB2+/+ HOCl
CB2-/- HOCl
CB2+/+ HOCl
CB2-/- HOCl

[1] Servettaz et al. Am J Pathol 2010;177:187-96

Lenabasum, a CB2 agonist, reduced fibrosis in an animal model of systemic sclerosis lung disease



Control
Bleomycin
Bleo + Lenabasum 1 mg/kg
Bleo + Lenabasum 5 mg/kg

Lenabasum inhibited lung fibrosis

Lung fibrosis induced with bleomycin

- Lung fibrosis is induced with bleomycin
- Lenabasum, whether started prophylactically before bleomycin or therapeutically 1 week after bleomycin, reduced lung inflammation and fibrosis
- Lung histology is shown for Day 14 post-bleomycin, when lenabasum was starting therapeutically at Day 8

Lucatelli, Respir Res. 2016;17:49

Lenabasum, a CB2 agonist, reduced fibrosis in an animal model of SSc lung disease



Control
Bleomycin
Bleo + Lenabasum 1 mg/kg
Bleo + Lenabasum 5 mg/kg
Lung fibrosis induced with bleomycin
Lenabasum inhibits lung fibrosis

- Lung fibrosis is induced with bleomycin (bleomycin versus control)
- Lenabasum, whether started prophylactically before bleomycin or therapeutically 1 week after bleomycin, reduced lung inflammation and fibrosis
- Lung histology is shown for Day 14 post-bleomycin, when lenabasum was starting therapeutically at Day 8

Lucatelli, Respir Res. 2016;17:49

Lenabasum, a CB2 agonist, improved inflammation and fibrosis in skin biopsies from SSc patients in a Phase 2 study

SSc Phase 2

- More improvement or stability of histological findings of inflammation and fibrosis in paired skin biopsies after 12 weeks treatment with lenabasum versus placebo



Inflammation
P = 0.006 Fisher's exact probability test
Fibrosis
P = 0.05 Fisher's exact probability -test
Change from Baseline, % of Skin Biopsies
100%
80%
60%
40%
20%
0%
15%
15%
69%
43%
43%
13%
Improved
Stable
Worsened
15%
38%
46%
48%
39%
13%
Placebo
Lenabasum
Placebo
Lenabasum

Analyses are of paired skin biopsies at baseline and Week 12, N = 23 lenabasum and N = 13 placebo.

Note: Primary efficacy endpoint in Phase 2 study was met

Systemic sclerosis subjects treated with lenabasum 20 mg BID added to immunosuppressants > 2 years duration had stable lung function

RESOLVE-1 Phase 3

- RESOLVE-1 Phase 3 study
- Primary efficacy endpoint (ACR CRISS score) was not met
- Post-hoc analysis: Subjects treated with lenabasum 20 mg BID added to established immunosuppressive therapies had stable FVC, mL over 1 year



Nominal P = 0.048 at Week 52, 2-sample t-test
Change in FVC, mL, mean (SEM)
100
75
50
25
0
-25
-50
-75
-100
-125
-150
-175
-200
-225
-250
-275
-300
0
4
8
12
16
20
24
28
32
36
40
44
48
52
Weeks
N = 38
N = 26
Lenabasum 20 mg BID
Placebo

IST = immunosuppressant therapies. Post-hoc analyses, per protocol population of subjects who completed study drug and Week 52, LOCF for any missing values. Subjects were receiving at least 1 background IST for greater than 2 years treatment duration at baseline, and any mycophenolate treatment must be > 2 years duration

Acceptable lenabasum safety profile in Phase 3 RESOLVE-1 study

RESOLVE-1 Phase 3

- Lenabasum's safety profile was favorable, with numerically lower percentage of subjects with serious and severe AEs in lenabasum groups compared to placebo
- Lenabasum was well-tolerated with no probably- or definitely-related adverse event leading to study drug discontinuation

Treatment-emergent Adverse Events (TEAE)	Placebo N = 123, n (%)	Lenabasum 5 mg N = 120, n (%)	Lenabasum 20 mg N = 120, n (%)
Any TEAE	106 (86.2)	110 (90.2)	110 (91.7)
Any Serious TEAE	18 (14.6)	10 (8.2)	11 (9.2)
Any TEAE by Maximum Severity			
Mild	44 (35.8)	47 (38.5)	55 (45.8)
Moderate	46 (37.4)	59 (48.4)	48 (40.0)
Severe	16 (13.0)	4 (3.3)	7 (5.8)
Any TEAE by Strongest Relationship			
Unrelated	41 (33.3)	35 (28.7)	36 (30.0)
Unlikely	30 (24.4)	34 (27.9)	27 (22.5)
Possible	33 (26.8)	36 (29.5)	42 (35.0)
Probable	2 (1.6)	5 (4.1)	4 (3.3)
Definite	0	0	1 (0.8)
Any TEAE Leading to Study Drug Discontinuation	7 (5.7)	2 (1.6)	5 (4.2)
Potentially Related TEAEs Leading to Study Drug Discontinuation	1 (0.8)	0	0
Any TEAE Leading to Death	1 (0.8)	0	1 (0.8)

Safety population of 365 subjects receiving at least 1 dose of study drug. Deaths during active treatment were unrelated to study drug. Death in the placebo group was from rapidly progressing SSc with respiratory and renal failure. Death in the lenabasum 20 mg group was from myocarditis leading to heart and respiratory failure.

Lenabasum reduced PEx rates in post-hoc analyses in subjects with similar baseline lung function (FEV1 40-<90% predicted) and CFTR-modulator use

CF Phase 2b

- Phase 2b study in subjects with CF and high risk of pulmonary exacerbations (PEx)
- Primary efficacy endpoint (rate of PEx per subject per 28 Weeks) was not met
- Post-hoc subset analysis was done of subjects with similar baseline FEV1 and use of CFTR modulators, excluding 5 Eastern European countries with unusually low PEx rates
- Numerically lower PEx rate in lenabasum versus placebo cohorts for multiple comparisons, especially in lenabasum 5 mg BID group

Treatment	N	CFTR Modu-lators	PEx rate per Subject per 28 Weeks (relative reduction vs PBO) Primary PEX definition	Primary PEX definition IV ABx	Secondary PEX definition	Secondary PEX definition IV ABx
			FEV1 % predicted ≥ 40 to < 90%			
Placebo	111		1.10	0.58	1.31	0.65
Lenabasum 5 mg	55		0.75 (19%)	0.51	0.96 (26%)	0.48 (16%)
Lenabasum 20 mg	104		1.02	0.50	1.23	0.60
Placebo	78	No	1.09	0.57	1.32	0.64
Lenabasum 5 mg	42	No	0.93 (15%)	0.55	1.03 (22%)	0.60
Lenabasum 20 mg	68	No	1.00	0.48 (16%)	1.22	0.57
Placebo	33	Yes	1.11	0.59	1.27	0.68
Lenabasum 5 mg	13	Yes	0.76 (31%)	0.38 (35%)	0.76 (40%)	0.38 (44%)
Lenabasum 20 mg	36	Yes	1.06	0.54	1.24	0.67

Per protocol population. Relative reduction is shown only if ≥ 15% reduction

Some potential activities of CB2 agonists in cancer

- Anti-proliferative effects[1], block cell cycle progression[2]
- Pro-apoptotic effects on tumor cells[3]
- Reduce EGF/EGFR and GF-I/IGF-IR pathways[4]
- Attenuate downstream functions of CXCR4[5] or Her2[6] , which form heterodimers with CB2
- Attenuate bone-cancer-induced pain[7]

[1] Olea-Herrero Br. J. Cancer 2009;101:940. [2] Caffarel Cancer Res 2006;66:6615. [3] Morales J Med Chem 2015;58:2256. [4] Elbaz, Oncotarget 2017:8:29668. [5] Coke, J Biol Chem 2016;291,9991. [6] Blasco-Benito Proc Natl Acad Sci USA 2019;116:3863. [7]Lozano-Ondoua Life Sci 2010; 8:646.

Novel Corbus CB2/CB1 agonists inhibit breast cancer cell growth

IC_{50} µM concentrations that cause 50% inhibition of breast cancer cell growth

Cmpd	Triple negative		
	MD-MB-468	MDA-MB-231	MDA-MB-436
AA	3.1	5.4	4.5
BB	3.6	8.1	10.7
CC	2.9	6.7	2.6
DD	3.6	8.4	4.0
EE	3.8	11.3	4.1
FF	6.2	11.6	9.0
GG	6.0	6.8	6.6

Cmpd	Her2+		
	BT-474	HCC1954	SKBR3
AA	5.1	3.5	5.2
BB	5.4	5.2	6.1
CC	7.2	7.7	11.3
DD	7.9	6.4	10.5
EE	13.5	6.1	16.2
FF	10.2	7.2	12.9
GG	10.2	6.5	11.9

Cmpd	ER+	
	T-47D	MCF-7
AA	5.4	> 10
BB	5.7	> 10
CC	11.7	
DD	10.4	
EE	8.5	> 10
FF	12.1	
GG	8.8	

The human cancer cell lines were cultured ± compounds from 0 µM to 10 or 20 µM. After 3 days, number of viable cells was determined using the CellTiter-Glo luminescence assay, and then IC_{50} concentrations were determined. Compounds were not toxic at these doses.

CB2 agonists provide dose-dependent and time-dependent inhibition of growth of triple negative breast cancer cell line MDA-MB-468


Cmpd AA
Cmpd BB
Cmpd DD
Cmpd EE
Luminescence (RLU)
Time (h)
6×10^5
4×10^5
2×10^5
0
0
20
40
60
80
0 uM
1.25 uM
2.5 uM
5 uM

Human triple negative breast cancer cell line MDA-MD-468 was cultured ± CB2 agonists in different concentrations, for different times. Number of viable cells was determined using the CellTiter-Glo luminescence system, and luminescence is shown. Compounds were not toxic at these doses.

A CB2 agonist inhibits Her2 phosphorylation and Her2+ tumor cell growth in a xenograft model

Compound DD inhibited HER2 phosphorylation in HCC1954 breast cancer cells



p-HER/Her2
0.25
0.20
0.15
0.10
0.05
0.00
DMSO
4h
6h
8h
24h

HCC1954 Her2+ breast cancer cells were cultured with vehicle (DMSO) or compound DD for different times. Densitometric analysis of the relative expression of the phosphorylated Her2 vs. total Her2 protein was determined. Compound DD suppressed both HER2 (shown) and Akt phosphorylation in HCC1954 cells.



Tumor Volume (mm3)
1400
1200
1000
800
600
400
200
Vehicle
Cmpd DD 5 mg/kg BID
Cmpd DD 10 mg/kg BID
BKM-120 35 mg/kg QD
* P ≤ 0.05 **p ≤ 0.01
2
4
6
8
10
12
14
16
18
20
Days post dosing

Female Balb/c mice nude mice were injected in the flank with HCC1954 Her2+ breast cancer cells. Pharmacological treatments for 21 days were started when tumors reached 90-180 mm^3 were cultured with vehicle or compound DD for different times, with compound BKM-129 serving as the positive control. Tumor size was measured using a caliper and tumor volume was calculated.

CB2 agonists also inhibit lung cancer and glioblastoma cell growth

IC_{50} µM concentrations that cause 50% inhibition of cancer cell growth

Non-small cell lung cancer cells

Cmpd	SW1573	A549	HCC827
AA	4.5	7.1	6.4
BB	8.6	9.0	7.8
CC	3.3	8.4	13.3
DD	4.6	12.6	13.0
EE	6.2	8.4	13.2
FF	10.8	14.2	10.4
GG	5.7	5.9	11.2

Glioblastoma cells

Cmpd	U251	SF216
AA	3.8	9.0
BB	5.9	14.0
CC	3.6	10.5
DD	3.5	18.5
EE	4.3	18.3
FF	7.0	14.8
GG	4.6	9.0

The human cancer cell lines were cultured ± compounds from 0 µM to 10 or 20 µM. After 3 days, number of viable cells was determined using the CellTiter-Glo luminescence assay, and then IC_{50} concentrations were determined. Compounds were not toxic at these doses.



Image from John Hopkins Medicine

Summary and conclusions

- CB1 agonists have already been approved for treatment of anorexia, weight loss, nausea, vomiting, muscle spasticity, rare seizures, and tuberous sclerosis
- Novel CB1 inverse agonists with low brain: plasma ratios have been identified, and some have activity in animal models of metabolic disease
- Novel CB2 agonists that inhibit growth of tumor cells have been identified, with early evidence of activity in a xenograft model

CB1 and CB2 may be involved in disease pathogenesis of multiple human diseases, providing potential targets for new therapeutics